                            SCHEDULE 14A INFORMATION


                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)



Filed by the Registrant [ x ] Filed by Party other than the Registrant [ ]

[ x ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Under Rule 14a-12

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
         ---------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Payment of Filing Fee (Check the appropriate box):

                             [ x ] No fee required.
   [ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

       1.    Title of each class of securities to which transaction applied:

             --------------------------------------------

       2.    Aggregate number of securities to which transaction applies:

             --------------------------------------------

       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             --------------------------------------------

       4.    Proposed maximum aggregate value of transaction:

             --------------------------------------------

       5.    Total fee paid: ____________________________

             [  ] Fee paid previously with preliminary materials.

             [  ] Check box if any part of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             1.   Amount previously paid:______________________________________

             2.   Form, Schedule or Registration Statement No.:________________

             3.   Filing Party:________________________________________________

             4.   Date Filed:__________________________________________________

                       INTERACTIVE SYSTEMS WORLDWIDE INC.

                                 2 ANDREWS DRIVE

                         WEST PATERSON, NEW JERSEY 07424

                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON MARCH 30, 2006

                         -------------------------------

      TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN to the stockholders of INTERACTIVE SYSTEMS WORLDWIDE INC., a Delaware corporation (the "Company"), that the Annual Meeting of Stockholders (the "Meeting") will be held at the Prime Hotel & Suites Fairfield, 690 Route 46 East, Fairfield, NJ 07004, at 10:00 a.m., local time, on March 30, 2006 for the following purposes:

      1. To elect a board of five directors to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

      2. To approve the possible issuance of shares of the Company's Common Stock in connection with the Company's private placement on August 3, 2005 to certain institutional investors of shares of Series C Convertible Preferred Stock and Common Stock Purchase Warrants in an amount equal to more than 20% of the Company's total shares outstanding immediately prior to the private placement.

      3. To approve the Company's 2006 Stock Option Plan.

      4. To ratify the selection of Eisner LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2006; and

      5. To transact such other and further business as may properly come before the Meeting or any adjournments thereof.

      Only stockholders of record of the Company at the close of business on February 1, 2006 are entitled to notice of and to vote at the Meeting or any adjournments thereof. The stock transfer books will not be closed.

      A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 accompanies this notice.


                                    By Order of the Board of Directors,


                                    Barry Mindes
                                    Chairman of the Board of Directors

West Paterson, New Jersey
February 3, 2006

                                RETURN OF PROXIES

         WE HOPE YOU PLAN TO ATTEND THE MEETING IN PERSON, BUT IN ANY EVENT YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. ANY PROXY GIVEN BY A STOCKHOLDER MAY BE REVOKED BY THE STOCKHOLDER AT ANY TIME PRIOR TO THE VOTING OF THE PROXY.

                       INTERACTIVE SYSTEMS WORLDWIDE INC.

                                 PROXY STATEMENT

                                     GENERAL

      The enclosed proxy ("Proxy") is solicited by the Board of Directors (the "Board") of INTERACTIVE SYSTEMS WORLDWIDE INC., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held at the Prime Hotel & Suites Fairfield, 690 Route 46 East, Fairfield, New Jersey 07004, on March 30, 2006 at 10:00 a.m., local time, or at any adjournments thereof (the "Meeting"). The matters to be considered and acted upon at the Meeting are described in the foregoing Notice of Annual Meeting of Stockholders and this Proxy Statement. This Proxy Statement and the related form of Proxy are being mailed on or about February 3, 2006, to all stockholders of record of the Company on February 1, 2006. Any Proxy given by a stockholder may be revoked by the stockholder at any time prior to the voting of the Proxy by delivering a written notice to the Secretary of the Company, by executing and delivering a later dated Proxy or by attending the Meeting and voting in person.

      The management of the Company knows of no business other than that specified in Items 1, 2, 3 and 4 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

                             SOLICITATION OF PROXIES

      The persons named as proxies are Barry Mindes, Chairman of the Board of the Company, and Bernard Albanese, Director and Chief Executive Officer and President of the Company. Shares of the Company's common stock, par value $.001 per share ("Common Stock") and shares of the Company's Series A Preferred Stock, par value $.001 per share ("Series A Preferred Stock"), represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the stockholder. In the absence of specification, the Common Stock and Series A Preferred Stock will be voted (i) FOR the election of each of the five persons nominated by the Board to serve as directors, (ii) FOR the approval of the possible issuance of shares of Company Common Stock in connection with its private placement on August 3, 2005 to certain institutional investors (the "Investors") of Series C Convertible Preferred Stock, par value $.001 per share (the "Series C Preferred Stock") and Common Stock Purchase Warrants (collectively the "Financing") in an amount equal to more than 20% of the Company's total shares outstanding immediately prior to the Financing, (iii) FOR the approval of the Company's 2006 Stock Option Plan, (iv) FOR the ratification of the selection of Eisner LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2006 and (v) in the discretion of the proxies, on any other business which may properly come before the Meeting.

      The cost of preparing, assembling and mailing the Notice of Annual Meeting, the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to solicitation of proxies by use of the mails, officers and employees of the Company, without extra remuneration, may solicit proxies personally, by telephone or other means of communication. The Company may also request brokerage houses, banking institutions and other custodians, nominees and fiduciaries, with respect to Common Stock or Series A Preferred Stock held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares and may reimburse them for their reasonable expenses in forwarding the proxy material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

      Only stockholders of record at the close of business on February 1, 2006 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournments thereof. On the Record Date, the issued and outstanding securities of the Company entitled to vote at the Meeting consisted of shares of Common Stock and 60,000 shares of Series A Preferred Stock. There was no other class of voting securities outstanding on the Record Date. The Company has 4,000 shares of Series C Preferred Stock issued and outstanding. Shares of Series C Preferred Stock are not entitled to vote at the meeting. Each outstanding share of Common Stock and each outstanding share of Series A Preferred Stock, voting together as a class, is entitled to one vote which may be cast in person or by proxy duly authorized in writing. No shares have cumulative voting rights.

      The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock, counted together as a class, entitled to vote at the Meeting shall constitute a quorum for the transaction of business. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

      The vote required for the proposals is as follows:

      o Directors are elected by a plurality of the voting power of the issued and outstanding Common Stock and Series A Preferred Stock of the Company present in person or represented by duly executed proxy at the Meeting and entitled to vote on the election of directors.

      o To act on all other proposals before or to come before the Meeting, including the possible issuance of more than 20% of the Company's Common Stock to the Investors in connection with the Financing as described in Proposal No. 2, the approval of the Company's 2006 Stock Option Plan as described in Proposal No. 3 and the ratification of the selection of Eisner LLP as the Company's independent registered public accounting firm as described in Proposal No. 4, the affirmative vote of the majority of the voting power of the issued and outstanding Common Stock and Series A Preferred Stock of the Company present in person or represented by duly executed proxy at the Meeting and entitled to vote on such proposal will be required. Because the affirmative vote will be required for these proposals, abstentions and broker "non-votes" with respect to such proposals will have the same effect as a vote against the proposals.

                               SECURITY OWNERSHIP

      The following table sets forth, as of January , 2006, certain information regarding the beneficial ownership of the Company's outstanding Common Stock by
(i) each person known by the Company to beneficially own more than five percent of the outstanding Common Stock, (ii) each current director and executive officer of the Company, (iii) each nominee for election as a director and (iv) all directors and executive officers as a group. As of January , 2006, there
were outstanding     shares of the Company's Common Stock, 60,000 shares of the
Company's Series A Preferred Stock and 4,000 shares of the Company's Series C Preferred Stock. The Series C Preferred Stock are non-voting securities. No current director, executive officer, or nominee for election as a director or person known by the Company to beneficially own more than five percent of the outstanding Common Stock owns any shares of Series A Preferred Stock. All shares of Series A Preferred Stock that are outstanding as of January , 2006 are owned by MultiSport Games Development Inc., a Delaware corporation.

                                                      AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER (1)            BENEFICIAL OWNERSHIP (2)       PERCENT OF CLASS (3)
----------------------------------------            ------------------------       --------------------
Barry Mindes (4)                                            3,023,952                       25.7

Mindes Family Limited Partnership                           1,511,523                       12.8

Omicron Master Trust (5)                                      589,107                        4.9

Midsummer Investment, Ltd. (6)                                589,107                        4.9

Bernard Albanese (7) (8)                                      517,419                        4.3

The Marie Albanese Trust, Marie Albanese
 and Christine Albanese, trustees (8)                         302,304                        2.6

Bruce Feldman (9)                                              50,000                        0.4

Fredric Kupersmith (10)                                        98,696                        0.8

Harold Rapaport (11)                                           96,368                        0.8

Andrew Harbison (12)                                          182,803                        1.5

James McDade (13)                                              40,000                        0.3

Stephen Salmon (14)                                            28,000                        0.2

All directors and executive officers as a group             4,037,238                       32.3
(8 persons) (15)

----------

(1) The address of each beneficial owner identified is c/o Interactive Systems Worldwide Inc., 2 Andrews Drive, West Paterson, NJ 07424, except as indicated in Notes 5 and 6.
(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of Common Stock that can be acquired by such person within 60 days of the date hereof upon the exercise of options, warrants or convertible securities.
(3) Each beneficial owner's percentage ownership is determined by assuming that (i) options, warrants or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date hereof, have been exercised or converted and are outstanding and (ii) _________ shares of Common Stock are outstanding, before any consideration is given to options, warrants or convertible securities.
(4) Includes 1,511,523 shares held by Mindes Family Limited Partnership, the general partner of which is an entity wholly-owned by Mr. Mindes. Mr. Mindes disclaims beneficial ownership of the shares owned by Mindes Family Limited Partnership to the extent such shares of Common Stock exceed his proportionate interest therein.
(5) Includes shares issuable upon conversion of Series C Preferred Stock, conversion of debentures and exercise of warrants. Pursuant to the terms of the Series C Preferred Stock, debentures and warrants, Omicron Master Trust, a trust formed under the laws of Bermuda ("Omicron") may not convert its Series C Preferred Stock or debentures or exercise its warrants to the extent that such conversion or exercise would result in it and its affiliates beneficially owning more that 4.99% of the outstanding shares of Common Stock. Without such limitations, Omicron would beneficially own 1,332,805 shares, or 11.3% of the outstanding shares of Common Stock. Omicron Capital, L.P., a Delaware limited partnership ("Omicron Capital"), serves as investment manager to Omicron; Omicron Capital, Inc., a Delaware corporation ("OCI"), serves as general partner of Omicron Capital; and Winchester Global Trust Company Limited ("Winchester") serves as the trustee of Omicron. By reason of such relationships, Omicron Capital and OCI may be deemed to share dispositive power over the shares of Common Stock beneficially owned by Omicron, and Winchester may be deemed to share voting and dispositive power over the shares of Common Stock beneficially owned by Omicron. Omicron Capital, OCI and Winchester disclaim beneficial ownership of such shares of Common Stock. No other person has sole or shared voting or dispositive power with respect to the shares of Common Stock beneficially owned by Omicron, as those terms are used for purposes under Regulation 13D-G of the Securities Exchange Act of 1934, as amended. Omicron and Winchester are not "affiliates" of one another, as that term is used for purposes of the Securities Exchange Act of 1934, as amended. No person or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, or the SEC's Regulation 13D-G) controls Omicron and Winchester. The address for Omicron is 650 Fifth Avenue, New York, NY 10019.
(6) Includes shares issuable upon conversion of Series C Preferred Stock and exercise of warrants. Pursuant to the terms of the Series C Preferred Stock and warrants, Midsummer Investment, Ltd. ("Midsummer") may not convert its Series B Preferred Stock or exercise its warrants to the extent that such conversion or exercise would result in it and its affiliates beneficially owning more that 4.99% of the outstanding shares of Common Stock. Without such limitations, Midsummer would beneficially own 984,490 shares, or 8.4% of the outstanding shares of Common Stock. Midsummer Capital, LLC is the investment manager to Midsummer. By virtue of such relationship, Midsummer Capital, LLC may be deemed to have dispositive power over the shares owned by Midsummer. Midsummer Capital, LLC disclaims beneficial ownership of such shares. Mr. Michel Amsalem and Mr. Scott Kaufman have delegated authority from the members of Midsummer Capital, LLC with respect to the shares of Common Stock owned by Midsummer. Messrs. Amsalem and Kaufman may be deemed to share dispositive power over the shares of Common Stock owned by Midsummer. Messrs. Amsalem and Kaufman disclaim beneficial ownership of such shares of Common Stock and neither person has any legal right to maintain such delegated authority. The address for Midsummer is 485 Madison Avenue, New York, NY 10022.
(7) Includes 366,267 shares underlying options held by Mr. Albanese which are exercisable within 60 days of the date hereof.
(8) Marie Albanese and Christine Albanese are the wife and daughter, respectively, of Mr. Albanese. Mr. Albanese disclaims beneficial interest in the shares of Common Stock held in such Trust.
(9) Includes 10,000 shares underlying options held by Mr. Feldman which are exercisable within 60 days of the date hereof.
(10) Includes 79,500 shares underlying options held by Mr. Kupersmith which are exercisable within 60 days of the date hereof.
(11) Includes 88,604 shares underlying options held by Mr. Rapaport which are exercisable within 60 days of the date hereof.
(12) Includes 108,138 shares underlying options held by Mr. Harbison which are exercisable within 60 days of the date hereof.
(13) Represents 40,000 shares underlying options held by Mr. McDade which are exercisable within 60 days of the date hereof.

(14) Represents 28,000 shares underlying options held by Mr. Salmon which are exercisable within 60 days of the date hereof.
(15) Includes (i) 1,511,523 shares held by Mindes Family Limited Partnership (see Note 4 above) and (ii) an aggregate of 720,509 shares underlying options held by all directors and executive officers as a group which are exercisable within 60 days of the date hereof. Does not include 302,304 shares held by The Marie Albanese Trust (see Note 8 above).

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINATIONS AND ELECTION OF DIRECTORS

      The Board has nominated Barry Mindes, Bernard Albanese, Bruce Feldman, Fredric Kupersmith and Harold Rapaport (all of whom are members of the present Board of the Company and all of whom have been elected for a term ending at the Meeting) to serve as directors of the Company until the Company's 2007 annual meeting of stockholders and until their respective successors have been elected and qualified. The Board has determined that Messrs. Feldman, Kupersmith and Rapaport are "independent" as defined by the rules of the National Association of Securities Dealers and that Mr. Feldman is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B.

      Unless otherwise specified, shares represented by proxies will be voted in favor of the election of all of the nominees, except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such persons as the Board may recommend. Management does not presently contemplate that any of the nominees will become unavailable for any reason.

     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

INFORMATION REGARDING NOMINEES

      The following table sets forth the names of the nominees and certain information with regard to each nominee.

      NAME                                 AGE      POSITION WITH THE COMPANY
      ----                                 ---      -------------------------
      Barry Mindes                          74      Chairman of the Board
      Bernard Albanese                      58      Chief Executive Officer, President and Director
      Bruce Feldman (1)(2)                  57      Director
      Fredric Kupersmith (1)(2)(3)          72      Director
      Harold Rapaport (1)(3)                83      Director

----------
(1)  Member of the Audit Committee
(2)  Member of the Nominating Committee
(3)  Member of the Stock Option Committee

      Barry Mindes is the founder of the Company and has served as Chairman of the Board of the Company since inception. From February 26, 2002 through December 31, 2005 he served as Chief Executive Officer and from December 1998 through December 31, 2005 he also served as Secretary of the Company. From inception through August 1996, he also served as Chief Executive Officer, President and Secretary of the Company, and from inception to July 1995, he also served as Treasurer of the Company. Mr. Mindes founded Systems Enterprises Inc., a predecessor to the Company, in December 1992, and from its inception until its merger with the Company in May 1995, served as its only officer, director and stockholder.

      Bernard Albanese has served as Chief Executive Officer of the Company since January 1, 2006, as President of the Company since September 1996, as Treasurer between July 1995 and March 2002, as Vice President-Systems from July 1995 until August 1996, and as a director since October 1996. From 1993 to 1995, Mr. Albanese was Vice President--Operations of Advanced Data Systems Inc., a provider of medical-related computer systems, in which position he was responsible for all installation, training and telephone support for an installed base of over 1,000 customers.

      Bruce Feldman has served as a director of the Company since March 2004. Mr. Feldman is a senior partner of Feldman Sablosky Massoni & Co., a public accounting firm where he has served since 1989. Mr. Feldman has extensive experience assisting companies with their S.E.C. filings, has worked with several companies in their initial public offerings and has over thirty years experience in the practice of public accounting. Mr. Feldman is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Public Accountants.

      Fredric Kupersmith has served as a director of the Company since October 1996. Since 1977, Mr. Kupersmith has been President of Polsim Consultants Inc., a private company that provides consulting services in communications, computer and television systems. From 1971 to 1992, Mr. Kupersmith held various executive positions at New York City Off-Track Betting Corporation, including Vice President of Computers and Communications Systems.

      Harold Rapaport has served as a director of the Company since July 1995. Mr. Rapaport is an electronics, communications and computer executive with over 40 years experience in management, technology and marketing. He is President of Rapaport Associates, management consultants to high technology businesses. From 1982 until 1995, he was Chairman of Control Transaction Corporation, a manufacturer of computer-based point of sale systems. Mr. Rapaport served as Chairman of the Board of RE Harrington Inc. from 1987 to 1996, when it was acquired by Health Plan Services Inc.

      All directors hold their office until the next annual meeting of stockholders of the Company and until their respective successors are elected and qualified.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

      The business and affairs of the Company are managed by the Board, which met eight times and acted by unanimous written consent numerous times during the fiscal year ended September 30, 2005. During such fiscal year, all current directors attended at least 75% of the meetings of the Board and each of the Committees on which they served. The Board maintains three standing committees: the Audit Committee, the Stock Option Committee and the Nominating Committee. The Board does not have a compensation committee. Directors are encouraged to attend annual meetings of stockholders of the Company, although the Company does not have a formal policy in this regard. Four directors attended the last annual meeting.

      The Stock Option Committee, consisting of Fredric Kupersmith and Harold Rapaport, has authority to administer the Company's 1995, 1996 and 2006 Stock Option Plans, and in this capacity determines the persons to whom options should be granted under such Plans and the number of options to be granted to such persons. The Stock Option Committee did not meet during the fiscal year ended September 30, 2005 but acted by unanimous written consent several times during the fiscal year ended September 30, 2005.

      The Nominating Committee, consisting of Bruce Feldman and Fredric Kupersmith, generally identifies nominees based upon suggestions by the Board, management members and/or shareholders, and evaluates those persons on its own. The criteria for selection of the Company's board members include: integrity; high level of education and/or business experience; broad-based business acumen; understanding of the Company's business and industry; strategic thinking and willingness to share ideas; network of contacts; and diversity of experiences, expertise and backgrounds among board members. The Nominating Committee has used these criteria to evaluate potential nominees. The Nominating Committee does not evaluate proposed nominees differently depending upon who has made the proposal. The Company has not to date paid any third party fee to assist in this process.

      The Nominating Committee will consider proposed nominees whose names are submitted to it by shareholders; however, it does not have a formal process for that consideration. The Nominating Committee did not meet during the fiscal year ended September 30, 2005. The Nominating Committee has not to date adopted a formal process because it believes that the informal consideration process has been adequate given the historically small number of those proposals. If a shareholder wishes to suggest a proposed name for Nominating Committee consideration, the name of that nominee and related personal information should be forwarded to the Chairman of the Board, at least six months before the next annual meeting to assure time for meaningful consideration by the Nominating Committee. The Nominating Committee does not have a charter. All of the members of the Nominating Committee are independent as defined by the rules of the National Association of Securities Dealers.

      Although the Company has not to date developed formal processes by which shareholders may communicate directly to directors, it believes that the informal process, in which any communication sent to the Board in care of the Chairman of the Board, President or other corporate officer is forwarded to the Board, has served the Board's and its shareholders' needs. There is no screening process, and all shareholder communications which are received by officers for the Board's attention are forwarded to the Board. The Board may in the future consider development of more specific procedures, however, until any other procedures are developed, any communications to the Board should be sent to it in care of the Chairman of the Board.

REPORT OF THE AUDIT COMMITTEE*

      The Audit Committee, consisting of Bruce Feldman, Fredric Kupersmith and Harold Rapaport, operates pursuant to a written charter adopted by the Board, which charter is attached to this Proxy Statement as Appendix A. The Audit Committee is responsible for monitoring and overseeing the Company's internal controls and financial reporting processes as well as the independent audit of the Company's financial statements by the Company's independent registered public accounting firm. The Audit Committee has authority to engage the Company's independent registered public accounting firm and to review the independence of the accounting firm, approve the audit and non-audit fees of the independent accountants and review the adequacy of the Company's internal control procedures. Each of the members of the Audit Committee is independent as defined by the rules of the National Association of Securities Dealers. The Audit Committee met four times during the fiscal year ended September 30, 2005. The Audit Committee (a) reviewed and discussed the audited financial statements with management of the Company (b) discussed the matters required to be discussed by SAS 61, (c) received the written disclosures and a letter from Eisner LLP, the Company's current independent public accountant, required by Independence Standards Board Standard No. 1 and has discussed with Eisner LLP its independence and (d) based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005, as filed with the Securities and Exchange Commission.


                                                     Respectfully submitted,



                                                     Bruce Feldman
                                                     Fredric Kupersmith
                                                     Harold Rapaport


                      EXECUTIVE OFFICERS AND KEY PERSONNEL

      Set forth below is certain information, as of January , 2006, regarding the executive officers and key personnel of the Company.

      NAME                   AGE        POSITIONS WITH THE COMPANY
      ----                   ---        --------------------------
      Bernard Albanese       58         Chief Executive Officer, President and Director
      James McDade           39         Vice President - Chief Financial Officer
      Andrew Harbison        47         Vice President-Software Development
      Stephen Salmon         41         Chief Operating Officer of the Company' Subsidiary, Global
                                        Interactive Gaming Ltd. ("GIG")

      Information relating to Mr. Albanese is set forth under "Information Regarding Nominees."

      Andrew Harbison has served as Vice President-Software Development of the Company since October 1996. From June 1995 to October 1996, Mr. Harbison served as Manager of Software Development of the Company. From 1993 to 1995, Mr. Harbison served as Vice President of Programming of Infomed Holdings, Inc., in which position he was in charge of the programming and data conversion department consisting of 25 individuals involved in developing computer systems for medical billing, clinical records and managed care systems.

      James McDade has served as Vice President - Chief Financial Officer since July 2002. From 2001 to 2002, Mr. McDade was a financial consultant. From 2000 to 2001, Mr. McDade served as Chief Financial Officer of Uvine.com Ltd., a U.K.-based company, where he was also a Director. From 1999 to 2000, he served as Assistant Director with PricewaterhouseCoopers in London, England. From 1988 to 2000, Mr. McDade held several positions with PricewaterhouseCoopers in both the U.S. and U.K., primarily as a reorganization and corporate finance consultant.

----------
* The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

      Stephen Salmon has served as Chief Operating Officer of GIG since July 2004. Mr. Salmon joined GIG in November 2001. From August 2000 to November 2001 Mr. Salmon was a founding member and Acting Head of Consulting for SmashedAtom. SmashedAtom was a joint venture interactive TV company between Telewest and Stanford Research Institute. From 1998 to 2000 Mr. Salmon worked for Stanford Research Institute Consulting Ltd as a Principal Consultant and Head of Voice Professional Services. From 1996 to 1998 Mr. Salmon was a Managing Consultant for Bossard Consultancy, which was taken over by Gemini Consultancy (now CGEY).

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company for the fiscal years ended September 30, 2005, 2004 and 2003 to Barry Mindes, the Company's Chairman of the Board and Chief Executive Officer through December 31, 2005, and to each of the most highly compensated executive officers and key personnel, whose annual base salary and bonus compensation exceeded $100,000 for the last completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL
                                                       COMPENSATION (1)                     LONG TERM COMPENSATION
                                                  --------------------------        -----------------------------------
                                                                                          AWARDS              PAYOUTS
                                                                                          ------              -------
                                                                                        SECURITIES           ALL OTHER
NAME AND PRINCIPAL POSITIONS        YEAR          SALARY               BONUS        UNDERLYING OPTIONS     COMPENSATION
----------------------------        ----          ------               -----        ------------------     ------------
                                                    ($)                 ($)                 (#)                 ($)

Barry Mindes                        2005          350,000               -0-                 -0-                 -0-
Chief Executive Officer and         2004          350,000               -0-                 -0-                 -0-
Chairman of the Board               2003          350,000               -0-                 -0-                 -0-

Bernard Albanese                    2005          300,000               -0-                 -0-                 -0-
President and Director              2004          300,000               -0-                 -0-                 -0-
                                    2003          300,000               -0-                 -0-                 -0-

Andrew Harbison (2)                 2005          173,631               -0-                5,000                -0-
Vice President-Software             2004          168,462               -0-                 -0-                 -0-
Development                         2003          158,923               -0-                 -0-                 -0-

James McDade (3)                    2005          141,000               -0-               30,000                -0-
Vice President-Chief Financial      2004          127,692               -0-                 -0-                 -0-
Officer                             2003          120,000               -0-                 -0-                 -0-

Stephen Salmon (3)(4)               2005          182,292               -0-               30,000                -0-
Chief Operating Officer of GIG      2004          162,167               -0-               30,000                -0-

----------
(1) Excludes personal benefits which did not exceed the lesser of $50,000 or 10%, on annual basis, of such person's salary and bonus. No person listed in the Table received benefits or other annual compensation during the years shown that exceeded the lesser of $50,000 or 10% of such person's salary and bonus. (See "Employment Agreements" for a description of the employment agreements between the Company and each of Messrs. Mindes and Albanese, including the benefits payable thereunder.)
(2) On June 1, 2005, Mr. Harbison was granted options to purchase 5,000 shares of the Company's Common Stock at an exercise price of $3.92 per share.
(3) On November 29, 2004, this executive officer was granted options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $3.04 per share.
(4) Mr. Salmon became an executive officer in July 2004. His option grant for the 2005 fiscal year is described in Note 3. On August 2, 2004 he was granted options to purchase 30,000 shares of the Company's Common Stock at an exercise price of $3.49 per share.

STOCK OPTION TABLES

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth for the fiscal year ended September 30, 2005, the options to purchase Common Stock granted to the executives named below.

                                                          INDIVIDUAL GRANTS
                                                          -----------------
                                      NUMBER OF           PERCENT OF TOTAL
                                      SECURITIES         OPTIONS GRANTED TO
                                      UNDERLYING         EMPLOYEES IN FISCAL      EXERCISE PRICE
NAME                               OPTIONS GRANTED            YEAR (1)              ($/SH) (2)           EXPIRATION DATE
----                               ---------------            --------              ----------           ---------------

Barry Mindes
Chief Executive Officer
and Chairman of the Board                -0-                     -0-                      -0-                N/A

Bernard Albanese
President and Director                   -0-                     -0-                      -0-                N/A

Andrew Harbison
Vice President-Software
Development                             5,000                   6.3%                    $3.92             6/1/2015

James McDade
Vice President - Chief
Financial Officer                       30,000                  37.5%                   $3.04            11/29/2014

Stephen Salmon
Chief Operating Officer of GIG          30,000                  37.5%                   $3.04            11/29/2014

----------
(1) During the fiscal year ended September 30, 2005, the Company granted a total of 80,000 options to employees under the 1996 Stock Option Plan and no options were granted to employees under the 1995 Stock Option Plan. The total number of options granted in the fiscal year ended September 30, 2005 was used in calculating the percentages set forth above.
(2) The exercise price is equal to the fair market value of the Common Stock on the date of the grant of such options.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

      The following table sets forth, as of September 30, 2005, information concerning outstanding options to purchase Common Stock held by the executives named below.

                                                              NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED             "IN-THE MONEY" OPTIONS
                                                          OPTIONS AT SEPTEMBER 30, 2005       AT SEPTEMBER 30, 2005 ($)(1)
                                                          -----------------------------       ----------------------------
                                SHARES
                              ACQUIRED ON      VALUE
                               EXERCISE     REALIZED (2)   EXERCISABLE      UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
                               --------     ------------   -----------      -------------     -----------    -------------

Barry Mindes
Chief Executive Officer
and Chairman of the Board         -0-           -0-            -0-             -0-                -0-            -0-

Bernard Albanese
President and Director            -0-           -0-         366,267            -0-            $608,432           -0-

Andrew Harbison
Vice President-Software
Development                     75,576        $243,128      108,138           5,000           $167,414           -0-

James McDade
Vice President - Chief
Financial Officer               15,000        $69,300        30,000          45,000            $27,300        $13,650

Stephen Salmon
Chief Operating Officer of
GIG                               -0-           -0-          18,000          50,000            $5,040           -0-

----------
(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the Common Stock on such date exceeds the exercise price of the option. The last sales price of the securities underlying the options on September 30, 2005, was $2.50 per share.

(2) Value realized is the closing market price of the Common Stock on the date of exercise less the option price, multiplied by the number of shares acquired, or that could be acquired, on exercise.

EMPLOYMENT AGREEMENTS

      The Company entered into an employment agreement with Barry Mindes dated as of December 30, 2003, for the period from January 1, 2004 through December 31, 2005, pursuant to which (i) Mr. Mindes was to receive a base salary of not less than $350,000 per annum; (ii) such salary increases, bonuses or other incentive compensation as may be approved by the Board; (iii) such health and life insurance and other fringe benefits as may be provided to other executives of the Company; (iv) six weeks of vacation each year; (v) the use of a leased automobile including all operating, maintenance and insurance expenses; and (vi) severance equal to one year's base salary and continuation of fringe benefits for one year after the end of the term of the Agreement. In addition, in lieu of participating in the health insurance program provided by the Company, Mr. Mindes may elect to participate in other health insurance (including Medicare), in which case the Company shall pay or reimburse him for
(i) any deductible or co-payments required to be paid by him, (ii) any medical or hospitalization costs not reimbursed to him by such other health insurance (and/or Medicare) and (iii) the premiums for his existing life insurance policies in the amount of $200,000, provided that the aggregate payment or reimbursement per annum to which he shall be entitled for all of the foregoing during the term of the Agreement shall not exceed $13,400. Mr. Mindes' base salary in 2005 was $350,000 per annum. As previously reported, Mr. Mindes decided not to renew his employment agreement, so it terminated in accordance with its terms on December 31, 2005, and accordingly he received a $350,000 severance payment shortly after the expiration date and is entitled to continuation of the health, life insurance and other fringe benefits mentioned above for one year from the expiration date and continued use of the leased automobile until the expiration of the then existing lease. Mr. Mindes continues as a director and Chairman of the Board of the Company in a non-executive capacity.

      The Company entered into an employment agreement with Bernard Albanese dated as of June 22, 2005, for the period from June 22, 2005 through June 30, 2006, pursuant to which Mr. Albanese receives (i) a base salary of not less than $300,000 per annum; (ii) such salary increases, bonuses or other incentive compensation as may be approved by the Board; (iii) such health and life insurance and other fringe benefits as may be provided to other executives of the Company; (iv) four weeks of vacation each year; and (v) severance equal to one year's base salary and continuation of fringe benefits for one year, in the event (a) the Company requests that he relocate and, as a consequence, he voluntarily terminates his employment, or (b) the Company terminates his employment other than for "cause" (as defined in the Agreement) or if his employment terminates as a result of his death or disability during the term or after the term but while he continues to be employed by the Company, or (c) upon expiration of the term of the Agreement without the Agreement being renewed or replaced. In addition, in the event of a "change of control" (as defined in the Agreement) of the Company, followed by termination of his employment either (i) by the Company, other than as a result of death or disability or for cause, or
(ii) by him for "good reason" (as defined in the Agreement), he is entitled to
(a) if termination occurs during the term, continued payment of base salary and benefits until the end of the term but not for less than one year, or (b) if termination occurs after the term, but while he is still employed by the Company, payment of one year's base salary and benefits. Mr. Albanese is also entitled, at the Company's expense, to the use of a leased automobile, including all operating, maintenance and insurance expenses. The Agreement also provides that if his employment terminates for any reason whatsoever, including his death or disability, other than by the Company for cause or by him voluntarily (other than as permitted by the Agreement), all stock options theretofore granted to him which have not become exercisable shall vest and become exercisable and remain exercisable in accordance with the Company's 1995 and 1996 Stock Option Plans and related stock option agreements, as applicable. The Agreement also provides that Mr. Albanese has the right, in his discretion, to voluntarily retire from the Company and upon such retirement he is entitled to receive continuation of his base salary and benefits for a period of one year. Mr. Albanese's current base salary is $300,000 per annum.

      Each of Messrs. Mindes and Albanese has entered into agreements restricting competitive activities for 12 months following termination of their employment and prohibiting disclosure of confidential information of the Company.

      The Company entered into a letter agreement with James McDade dated as of April 27, 2004, pursuant to which Mr. McDade agreed to continue to perform his functions consistent with his background and experience for a period of six months following a "change of control" (as defined in the 1996 Stock Option
Plan) of the Company. In addition, if within one year following a change of control, Mr. McDade's employment is terminated for any reason other than for "cause", the Company must provide either six months notice of termination or six months severance equivalent to his base salary or a combination thereof. Mr. McDade's current base salary is $143,000 per annum.

DIRECTOR COMPENSATION

      The Company pays each outside director $12,000 per year, payable quarterly. The Company also periodically grants to outside directors options to purchase Common Stock. Each of the outside directors have been granted options in prior fiscal years, all of which have been described in proxy statements previously furnished to the Company's stockholders (see "Security Ownership").

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information as of September 30, 2005 regarding the Company's equity compensation plans:

                                                                                                       NUMBER OF SECURITIES
                                                                                                      REMAINING AVAILABLE FOR
                                                                                                       FUTURE ISSUANCE UNDER
                                         NUMBER OF SECURITIES TO BE                                     EQUITY COMPENSATION
                                           ISSUED UPON EXERCISE OF      WEIGHTED-AVERAGE EXERCISE        PLANS (EXCLUDING
                                            OUTSTANDING OPTIONS,           PRICE OF OUTSTANDING       SECURITIES REFLECTED IN
                                             WARRANTS AND RIGHTS            OPTIONS, WARRANTS               COLUMN (A))
            PLAN CATEGORY                            (A)                           (B)                          (C)
            -------------                --------------------------     -------------------------     -----------------------
Equity compensation plans approved by
security holders                                  1,166,480                       $1.11                       343,001

Equity compensation plans not
approved by security holders                         -0-                           N/A                          N/A


CODE OF ETHICS

      The Company has adopted a code of ethics and business conduct that applies to its principal executive officer, principal financial and accounting officer and other employees. The Code of Ethics and Business Conduct is available on the Company's website at www.isw.com. The Company intends to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment or waiver of the code with respect to its principal executive officer or principal financial or accounting officer by posting such information on the Company's website.

      PROPOSAL NO. 2 - POSSIBLE ISSUANCE OF SHARES OF COMMON STOCK EQUAL TO
                   MORE THAN 20% OF THE COMPANY'S COMMON STOCK

      Nasdaq Marketplace Rule 4350(i)(1)(D) requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) if the number of shares of common stock to be issued is or may be equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance, for less than the greater of book or market value of the stock. If, however, shareholder approval is not obtained, the issuer would not be permitted to issue any shares above the 20% threshold.


THE FINANCING; TERMS OF THE SERIES C PREFERRED STOCK AND THE WARRANTS

      On August 3, 2005, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain institutional investors (the "Investors") under which the Company issued and sold to the Investors in a private placement $4.0 million of Series C Convertible Preferred Stock. The Series C Preferred Stock is initially convertible into an aggregate of 1,066,667 shares of Common Stock at a conversion price of $3.75 per share. The Investors also received warrants to purchase 557,103 shares of Common Stock (the "Warrants") which have a term of five years and are initially exercisable at $3.95 per share. The issuance of the Series C Preferred Stock and the Warrants pursuant to the Purchase Agreement is referred to herein as the "Financing".

      Holders of the Series C Preferred Stock are entitled to receive a 6% annual dividend, payable in cash or, at the Company's option and subject to certain equity conditions described below, shares of Common Stock, valued at a 10% discount to the daily volume weighted average prices of the Common Stock as traded on the Nasdaq Capital Market ("VWAP") during the twenty trading day period prior to the applicable payment.

      The holders of the Series C Preferred Stock have no voting rights, except as required by law. At any time after August 3, 2006 and subject to satisfaction of the equity conditions described below, we have the right to force conversion of all or a portion of the Series C Preferred Stock into our Common Stock if the VWAP of our Common Stock as traded on Nasdaq exceeds $7.50 per share, subject to adjustment, for twenty consecutive trading days. At any time after August 3, 2006 and subject to satisfaction of the equity conditions described below, we have the right to redeem some or all of the outstanding shares of Series C Preferred Stock at a price in cash equal to 115% of the stated amount of $1,000 per share plus accrued but unpaid dividends and all liquidated damages and other amounts due in respect of the Series C Preferred Stock.

      The equity conditions referenced above will be satisfied during the period in question if (i) we are not in default in honoring all conversions and redemptions of the Series C Preferred Stock; (ii) all liquidated damages and other amounts owing in respect of the Series C Preferred Stock have been paid;
(iii) there is an effective registration statement relating to the shares of Common Stock issuable in connection with the Financing; (iv) our Common Stock is listed and trading on Nasdaq; (v) there is a sufficient number of authorized but unissued and otherwise unreserved shares of our Common Stock for the issuance of all of the shares issuable in connection with the Financing; (vi) there is then existing no event of default on the Series C Preferred Stock; (vii) all of the shares issued and still owned by a holder of the Series C Preferred Stock or issuable in connection with the Financing in full, ignoring for such purposes any conversion or exercise limitation therein, would not violate the limitations described below; and (viii) no public announcement of a pending or proposed fundamental transaction, such as, among other things, a merger, consolidation, sale of all or such substantially all of the assets or a tender offer (a "Fundamental Transaction"), or material acquisition transaction has occurred that has not been consummated.

      The conversion price of the Series C Preferred Stock and exercise price of the Warrants are subject to anti-dilution adjustments in certain events, including: (i) the payment of our Common Stock as a stock dividend or other distribution on our Common Stock; (ii) subdivisions, combinations or certain reclassifications of our Common Stock; (iii) the issuance and sale of our Common Stock or other securities with rights to acquire our Common Stock for an effective price per share less than the conversion price, as adjusted, in which case the conversion price of the Series C Preferred Stock and exercise price of the Warrants is reduced to equal such lower price; and (iv) distribution to the holders of our Common Stock of evidences of our indebtedness or assets (including cash or cash equivalents) or rights or warrants to subscribe for or purchase any security. In the event of a Fundamental Transaction, upon any subsequent conversion of its Series C Preferred Stock the holder will have the right to receive, for each share of Common Stock that would have been issuable upon such conversion absent such Fundamental Change, the same kind and amount of securities, cash or property as the holder would have been entitled to receive upon occurrence of the Fundamental Transaction if the holder had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock.

      Pursuant to the terms of the Financing, prior to obtaining stockholder approval, a holder of the Series C Preferred Stock or the Warrants may not convert its Series C Preferred Stock or exercise its Warrants and we may not pay any dividends in shares of our Common Stock to the extent that such conversion, exercise or payment would result in the issuance of in excess of 19.999% of our outstanding shares of Common Stock as of the day immediately prior to the closing of the Financing in connection with all conversions, exercises or dividends through such date, on a cumulative basis. In the Purchase Agreement, we agreed to seek stockholder approval for such excess issuances.

      A holder of the Series C Preferred Stock or the Warrants may also not convert its Series C Preferred Stock or exercise its Warrants to the extent that such conversion or exercise would cause such holder, together with any affiliates of such holder, to beneficially own more than 4.99% of our outstanding shares of Common Stock, immediately after giving effect to such conversion or exercise. The holders have the right, however, upon 61 days prior notice to us, to waive this limitation.

      Under the terms of the Series C Preferred Stock, we have agreed that so long as shares of Series C Preferred Stock are outstanding (or, in the case of the following (i) and (ii), so long as at least 40% of the shares of Series C Preferred Stock issued on the closing date of the Financing remain outstanding) we will not and will not permit any of our subsidiaries to directly or indirectly (i) enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom other than, up to, in the aggregate $500,000 of certain new indebtedness; (ii) enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of our property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; (iii) amend our certificate of incorporation, bylaws or other charter documents so as to materially and adversely affect any rights of any holder of Series C Preferred Stock; (iv) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of our Common Stock or Common Stock equivalents other than in accordance with the terms of the Series C Preferred Stock; or (v) enter into any agreement with respect to any of the foregoing.

      The terms of the Series C Preferred Stock and the Warrants and the other terms of the Financing are complex. Stockholders desiring a more complete understanding of the Series C Preferred Stock, Warrants and Financing are urged to review the Certificate of Designation relating to the Series C Preferred Stock, the form of Warrant and the Purchase Agreement filed as Exhibits 4.1, 4.2 and 10.1, respectively, to the Company's Current Report on Form 8-K filed with the SEC on August 5, 2005, and amendments to the Certificate of Designation and form of Warrant filed as Exhibits 4.1 and 4.2, respectively, to the Company's Current Report on Form 8-K filed with the SEC on September 13, 2005.

POSSIBLE ISSUANCE OF MORE THAN 20%

      Immediately prior to issuing the Series C Preferred Stock and Warrants to the Investors in the Financing there were 10,771,388 shares of Common Stock outstanding, of which approximately 2,154,278 shares represented 20% of the number of shares of Common Stock then outstanding.

      Subject to the limitations described above, the total number of shares of Common Stock that we may ultimately issue in connection with the Financing is dependent upon, among other things, whether the shares of Series C Preferred Stock are converted or the Warrants are exercised, whether the dividends on the Series C Preferred Stock are paid in cash or Common Stock and the market price of the Common Stock used in calculating any such payments, and whether or not the anti-dilution adjustment provisions of the Series C Preferred Stock or Warrants come into effect. Since the payment of dividends on the Series C Preferred Stock in Common Stock is based on the market price of our Common Stock at the time of such payment, the lower the market price, the more shares of our Common Stock the holders of the Series C Preferred Stock will receive. If the anti-dilution adjustment provisions cause the conversion price of the Series C Preferred Stock and exercise price of the Warrants to be reduced, more shares of our Common Stock would be issued upon conversion or exercise. Pursuant to the Purchase Agreement, the Company agreed to seek stockholder approval of the possible issuance to the Investors or their transferees of shares in excess of the Nasdaq 20% share limitation.

      As of the Record Date for this Meeting, none of the shares of Series C Preferred Stock had been converted into Common Stock, none of the Warrants had been exercised and the initial conversion and exercise prices had not been adjusted. The Company satisfied its quarterly dividend payments on the Series C Preferred Stock due October 1, 2005 and January 1, 2006 in Common Stock through the issuance of a total of 47,102 shares of Common Stock and currently intends to satisfy future dividends due on the Series C Preferred Stock in Common Stock.

      The tables set forth below indicate that, in light of dividends being paid with Common Stock, the Nasdaq 20% limitation would be reached if the conversion price of the Series C Preferred Stock and exercise price of the Warrants had to be adjusted down to a price approaching $3.00 per share. Although the Company does not currently have any specific plan for a capital raising or other transaction which would require an anti-dilution adjustment reducing the conversion and exercise price, the Company may have to raise additional capital in the future, which may have to be at a price per share of less than $3.00. The closing price for the Common Stock on the Nasdaq Capital Market on January ___, 2006 was $____.

      The following table indicates (i) the number of shares of Common Stock that would hypothetically be issued for dividend payments based upon different market prices of our Common Stock and assuming that the quarterly dividends on the Series C Preferred Stock for three years were paid in shares of our Common Stock, and (ii) the percentage of Common Stock outstanding immediately prior to the Financing which these hypothetical shares would constitute.


HYPOTHETICAL SHARE          QUARTERLY DIVIDEND       TOTAL DIVIDEND PAYMENT         TOTAL DIVIDEND
   PRICE($) (1)              PAYMENT (SHARES)              (SHARES)(2)                (%)(2)(3)
------------------          ------------------       ----------------------         --------------
       1.50                       44,444                     533,333                     5.0%
       2.00                       33,333                     400,000                     3.7%
       2.50                       26,667                     320,000                     3.0%
       3.00                       22,222                     266,667                     2.5%
       3.50                       19,048                     228,571                     2.1%
       4.00                       16,667                     200,000                     1.9%
       4.50                       14,815                     177,778                     1.7%


-----------------------

(1) Represents the hypothetical daily volume weighted average price of our Common Stock as traded on the Nasdaq Capital Market for the twenty day period prior to the applicable payment. In accordance with the terms of the Series C Preferred Stock, the shares of Common Stock that may be issued as payment of dividends will be valued based upon a 10% discount from such hypothetical daily average weighted price. Accordingly, the calculation of shares included on this table is based upon such 10% discount.
(2) Represents the quarterly dividend payments on the Series C Preferred Stock for three years.
(3) The percentages shown are based on 10,771,338 shares of Common Stock which were outstanding immediately prior to the Financing.

      The following table indicates (i) the number of shares of Common Stock that would hypothetically be issued upon conversion of all of the Series C Preferred Stock and exercise of all of the Warrants after adjustment of the conversion price of the Series C Preferred Stock and exercise price of the Warrants for the issuance or sale of our Common Stock at various hypothetical prices below the initial conversion price, and (ii) the percentage of shares of Common Stock outstanding immediately prior to the Financing which these hypothetical shares would constitute.

                                                                                        TOTAL SHARES OF
                                                                                         COMMON STOCK
                                                                TOTAL SHARES OF          ISSUABLE FOR
                          ISSUABLE FOR       ISSUABLE FOR    COMMON STOCK ISSUABLE    PREFERRED STOCK AND
HYPOTHETICAL SHARE       CONVERSION OF        EXERCISE OF     FOR PREFERRED STOCK          WARRANTS
    PRICE ($)           PREFERRED STOCK        WARRANTS      AND WARRANTS (SHARES)          (%) (1)
------------------      ---------------      ------------    ---------------------    -------------------
       1.50                2,666,667           1,467,038           4,133,705                 38.4%
       2.00                2,000,000           1,100,278           3,100,278                 28.8%
       2.50                1,600,000             880,223           2,480,223                 23.0%
       3.00                1,333,333             733,519           2,066,852                 19.2%
       3.50                1,142,857             628,731           1,771,588                 16.4%

-------------------------
(1) The percentages shown are based on the 10,771, 338 shares of Common Stock which were outstanding immediately prior to the Financing.

BOARD RECOMMENDATIONS; REASONS

      The Board of Directors believes that it is in the Company's best interest for the Investors to be able to convert their Series C Preferred Stock and exercise their Warrants and for the Company to be able to pay dividends on the Series C Preferred Stock in Common Stock for an aggregate amount of Common Stock that may exceed the Nasdaq 20% share limitation. Approval of this Proposal No. 2 by the stockholders would satisfy the shareholder approval requirements of Nasdaq Rule 4350(i)(1)(D).

      If stockholder approval is not obtained and the Nasdaq 20% share limitation was reached, the Company would be forced to pay dividends in cash. If the Company is forced to pay dividends in cash rather than Common Stock, the amount of cash available to fund its operations would be reduced. Additionally, the Purchase Agreement provides that unless stockholder approval for exceeding the Nasdaq 20% share limitation is obtained, the Company may not issue any additional Common Stock or Common Stock equivalents which would cause an adjustment of the conversion price of the Series C Preferred Stock that would prevent the Investors from converting their Series C Preferred Stock and exercising their Warrants in full because of the 20% limitation. Accordingly if stockholder approval for exceeding the Nasdaq 20% share limitation is not obtained, the Company might be prohibited from raising additional equity financing through issuance of Common Stock or Common Stock equivalents. In addition, if stockholder approval is not obtained and even if no adjustment of the conversion price becomes necessary, since the Investors would be prohibited from converting their Series C Preferred Stock if in doing so the Nasdaq 20% share limitation was exceeded, it is likely that the value of the Series C Preferred Stock would be reduced. Any reduction in the value of the Company's securities may make it more difficult to raise any additional financing in the future.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" APPROVING THE POSSIBLE ISSUANCE OF MORE THAN 2,154,278 SHARES OF COMMON STOCK IN CONNECTION WITH THE FINANCING.

             PROPOSAL NO. 3 - APPROVAL OF THE 2006 STOCK OPTION PLAN

      The Board of Directors is requesting that stockholders approve at the Meeting the Company's 2006 Stock Options Plan (the "2006" Plan"), which was approved and adopted by the Board of Directors on January 5, 2006. No additional options may be granted under the Company's 1995 Stock Option Plan, as amended, and, after October 2006, under the Company's 1996 Stock Option Plan, as amended. 232,310 options currently remain available for grant under the 1996 Stock Option Plan. The purpose of the 2006 Plan is to ensure that the Company can continue to grant stock options to officers, directors, employees and consultants at levels determined appropriate by the Board of Directors or its Stock Option Committee. The Company believes that its ability to continue to provide attractive equity-based incentives is critical in allowing it to attract and retain qualified individuals. The Company also believes the grant of stock options encourages employees to build long-term stockholder value. The affirmative vote of the holders of a majority of the shares of Common Stock and Series A Preferred Stock present in person or represented by proxy and entitled to vote at the Meeting will be required to adopt the 2006 Plan.

      The following is a summary of the material provisions of the 2006 Plan, and is qualified in its entirety by reference to the 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

      SUMMARY OF THE 2006 STOCK OPTION PLAN. The purpose of the 2006 Plan is to attract and retain exemplary employees, agents, consultants and directors. The shares subject to and available under the 2006 Plan may consist, in whole or in part, of authorized but unissued shares of Common Stock or treasury stock not reserved for any other purpose. The total number of shares of Common Stock for which options may be granted under the 2006 Plan (the "Options") shall be 500,000, plus any shares subject to outstanding options under the Company's 1995 Stock Option Plan or 1996 Stock Option Plan on the date of stockholder approval of the 2006 Plan that later cease to be subject to such options for any reason other than such options having been exercised, subject to adjustment as provided in the 2006 Plan. Any shares subject to an Option that expires or terminates for any reason shall again be available for grant under the 2006 Plan.

      The 2006 Plan provides for the grant of incentive stock options ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code, as amended ("Code")) and non-qualified stock options ("NQSOs") at the discretion of the administrator of the 2006 Plan. Pursuant to delegation from the Board, the Stock Option Committee will administer the 2006 Plan. Subject to the terms of the 2006 Plan, the Board (or the Stock Option Committee, so long as the delegation thereto remains in effect) determines the terms and conditions of the options to be granted under the 2006 Plan. ISOs may be granted to individuals who, at the time of grant, are officers or other employees of the Company. NQSOs may be granted to individuals who, at the time of grant, are employees, directors, officers, agents or consultants of the Company whether or not such agents or consultants are employees of the Company. As of the date of this Proxy Statement approximately 17 such persons were eligible as a class to be selected to receive options under the 2006 Plan. The maximum number of options that may be granted to any eligible person during any one-year period is 300,000. The 2006 Plan provides that the Board must establish an exercise price for ISOs that is no less than the fair market value per share of the Common Stock at the date of grant. The exercise price for NQSOs shall be determined by the Board. The closing price of the Company's Common Stock on the Nasdaq Capital Market on January , 2006 was $__.

      Options under the 2006 Plan may provide for the payment of the exercise price by (i) delivery of cash or a check payable to the order of the Company,
(ii) delivery of shares of Common Stock of the Company having a fair market value equal to the exercise price, or (iii) any combination of (i) and (ii).

      To the extent that the aggregate fair market value, as of the date of grant, of the shares into which ISOs become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the ISO will be treated as an NQSO. In addition, if an optionee owns more than 10% of the Company's stock at the time such optionee is granted an ISO, the option price per share cannot be less than 110% of the fair market value per share and the term of the option cannot exceed five years. Options granted under the 2006 Plan may not be exercisable for terms in excess of 10 years from the date of grant. No options may be granted under the 2006 Plan later than 10 years after the date on which the Plan was adopted by the Board.

      Options granted under the 2006 Plan generally may be exercised only while the optionee is employed or retained by the Company or within one year after termination of the optionee's employment or consulting relationship by reason of death or permanent disability, and three months after termination for any other reason except termination for cause (unless such options expire sooner by their terms). Options are nontransferable, except by will or the laws of descent and distribution.

      The number and exercise price of shares of Common Stock covered by each option, the total number of options that may be granted under the 2006 Plan and the maximum number of options that may be granted to any optionee will be proportionately adjusted to reflect any stock dividend, stock split or other recapitalization of the Company.

      In addition, unless otherwise determined by the Board in its discretion, upon (i) any merger or consolidation of the Company pursuant to which the stockholders receive cash or securities of another corporation and less than a majority of the outstanding stock of the surviving corporation pursuant to such merger or consolidation shall be owned by the stockholders of the Company, (ii) a sale to another entity of all or substantially all of the assets of the Company, or (iii) a "change of control" of the Company (as defined), the Company shall, or shall cause such surviving corporation or the purchaser of the Company's assets, to deliver to the optionees the same kind of consideration that is delivered to the stockholders of the Company as a result of such merger, consolidation, sale or change of control, or the Board may cancel all outstanding options in exchange for consideration in cash or marketable securities, which consideration shall be equal in value to the value of the securities the optionee would have received had the option been exercised, less the exercise price therefore. The Board also has the right to accelerate the exercisability of options upon the occurrence of any such merger, consolidation, sale or change of control.

      The Board may amend the 2006 Plan as it deems advisable, provided that the Board may not, without stockholder approval, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the 2006 Plan. The Board (and its Stock Option Committee) has the authority (with the consent of the affected optionees) to replace outstanding options with new options having a lower exercise price (a "repricing").

      Since no options have yet been granted under the 2006 Plan, the specific benefits or amounts which have been or which may be received by directors, officers and employees under the 2006 Plan cannot now be determined.

FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the 2006 Plan and with respect to the exercise of options and sale of Common Stock under the 2006 Plan.

      Incentive Stock Options. In general, an optionee will not recognize regular taxable income upon the grant or exercise of an ISO. Instead, an optionee will recognize taxable income with respect to an ISO only upon the sale of Common Stock acquired through the exercise of the ISO ("ISO Stock"). The exercise of an ISO may, however, subject the optionee to the alternative minimum tax.

      Generally, the tax consequences of selling ISO Stock will vary with the length of time that the optionee has owned the ISO Stock at the time it is sold. If the Optionee sells the ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and more than one year from the date the option was exercised (the "Exercise Date"), then the optionee will recognize a long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

      If the optionee sells ISO Stock for more than the exercise price, prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the optionee will be ordinary compensation income and the remaining gain, if any, will be a capital gain. The capital gain will be a long-term capital gain if the optionee has held the ISO Stock for more than one year prior to the date of sale.

      If the optionee sells ISO Stock for less than the exercise price, then the optionee will recognize a capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the optionee has held the ISO Stock for more than one year prior the date of sale.

      Non-Qualified Stock Options. As in the case of an ISO, an optionee will not recognize taxable income upon the grant of an NQSO. Unlike the case of an ISO, however, an optionee who exercises an NQSO generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the NQSO ("NQSO Stock") on the Exercise Date over the exercise price.

      With respect to any NQSO Stock, an optionee will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the NQSO. Upon selling NQSO Stock, an optionee generally will recognize a capital gain or loss in an amount equal to the excess of the sale price of the NQSO Stock over the optionee's tax basis in the NQSO Stock. This capital gain or loss will be a long-term gain or loss if the optionee has held the NQSO Stock for more than one year prior to the date of the sale.

      Tax Consequences to the Company. The grant of an option under the 2006 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an ISO nor the sale of any Common Stock acquired under the 2006 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by an optionee under the 2006 Plan, including as a result of the exercise of an NQSO or a Disqualifying Disposition.

  THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE 2006 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT THE
                     STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                   PROPOSAL NO. 4 - RATIFICATION OF SELECTION
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors has selected the firm of Eisner LLP as the Company's independent registered public accounting firm for the fiscal year ended September 30, 2006. Eisner LLP has served as the Company's independent registered public accounting firm since 2001.

      Representatives of Eisner LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

FEES BILLED TO THE COMPANY BY EISNER LLP
FOR THE FISCAL YEARS ENDED SEPTEMBER 30, 2005 AND 2004

      Audit Fees:

      Fees billed to the Company by Eisner LLP for the Company's fiscal years ended September 30, 2005 and 2004 for the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the periods ended December 31, March 31, and June 30, totaled $83,000 and $66,000, respectively.

      Audit-Related Fees:

      No fees were billed to the Company by Eisner LLP for audit-related services during the fiscal years ended September 30, 2005 and 2004.

      Tax Fees

      No fees were billed to the Company by Eisner LLP for any professional services for tax compliance, tax advice and tax planning during the fiscal years ended September 30, 2005 and 2004.

      All Other Fees:

      The Company engaged Eisner LLP to provide professional services relating to the review of several registration statements and related matters during the years ending September 30, 2005 and 2004. Fees billed for these services totaled $16,500 for 2005 and $11,800 for 2004.

      The Audit Committee's policy is to pre-approve all services (audit and non-audit) to be provided to the Company by the independent auditor. All services (audit and non-audit) provided to the Company during fiscal years ended September 30, 2005 and 2004 were pre-approved. The Audit Committee believes that any non-audit services provided by Eisner to the Company did not impair the auditor's independence.

    THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF EISNER LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL
                        YEAR ENDING SEPTEMBER 30, 2006.

                                 OTHER BUSINESS

      Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting, it is intended that the persons named in the accompanying Proxy will vote such Proxy in their discretion.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own beneficially more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership of such stock with the SEC. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company or filed with the SEC and written representations that no other reports were required, its directors, executive officers and greater than 10% stockholders complied with these requirements during the fiscal year ended September 30, 2005.

                                  ANNUAL REPORT

      The Annual Report of the Company on Form 10-KSB for the fiscal year ended September 30, 2005, including financial statements but excluding exhibits, is being furnished herewith to stockholders of record of the Company on the Record Date. The Annual Report does not constitute a part of the proxy soliciting material.

                  STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

      Any stockholder desiring to present proposals to stockholders at the 2007 Annual Meeting of Stockholders of the Company and who wishes to have such proposal set forth in management's proxy statement must transmit such proposal to the Company in writing and such proposal must be received by the Secretary of the Company at its offices no later than October 7, 2006. All such proposals should be in compliance with applicable SEC regulations. If a stockholder intends to submit a proposal at the Company's annual meeting in 2007, which proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the stockholder should give appropriate notice to the Company no later than December 21, 2006. If any such stockholder fails to comply with the foregoing notice provisions, the proxy holders will be allowed to use their discretionary authority to vote against the proposal when it is raised at the 2007 Annual Meeting.


                                      By Order of the Board of Directors




                                      Barry Mindes
                                      Chairman of the Board



A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED SEPTEMBER 30, 2005, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO FILED WITH THE SEC, IS AVAILABLE WITHOUT CHARGE TO STOCKHOLDERS UPON WRITTEN REQUEST ADDRESSED TO JAMES MCDADE, INTERACTIVE SYSTEMS WORLDWIDE INC., 2 ANDREWS DRIVE, WEST PATERSON, NEW JERSEY 07424.

                                                                      Appendix A


                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


                       (AS AMENDED AS OF JANUARY 5, 2006)

I. PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Oversee and appraise the audit efforts of the Corporation's independent accountants.

         o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, if any, and the Board of Directors.

         The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

         The Corporation will provide appropriate funding, as determined by the audit committee, for compensation to the independent accountants, to any advisors that the audit committee chooses to engage, and for payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director shall be deemed to be "independent" if he or she meets the requirement of an "independent director" as defined by the Rules of the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers ("NASD"). All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise sufficient to qualify as an "audit committee financial expert" as defined by the SEC.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and continue in such capacity until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

         The Committee shall meet periodically during each fiscal year as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials (consistent with IV.4 below).

IV. RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:


DOCUMENTS/REPORTS REVIEW

         1. Review and update the Charter periodically, at least annually, as conditions dictate.

         2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

         3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

         4. Review with financial management and the independent accountants the Form 10-QSB prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.


INDEPENDENT ACCOUNTANTS

         5. Appoint the independent accountants, consider their independence and effectiveness, pre-approve services to be rendered by them, and approve the fees and other compensation to be paid to the independent accountants. The independent accountants shall report directly to the Audit Committee. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the independent accountants have with the Corporation to determine the accountants' independence, including obtaining from the accountants a written statement delineating any relationships between the accountants and the Corporation consistent with SEC and NASDAQ requirements.

         6. Review the performance of the independent accountants.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the accuracy of the organization's financial statements. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61.


FINANCIAL REPORTING PROCESSES; INTERNAL CONTROL

         8. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

         9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes in the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

         11. Review and discuss with management (including the senior internal audit executive, if any) and the independent accountants the Corporation's internal controls.


PROCESS IMPROVEMENT

         12. Establish, if appropriate, regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgements.

         13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

         15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices or internal controls, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee).


LEGAL COMPLIANCE

         16. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

         17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

         18. Review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-B

         19. Establish procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters.

         20. Establish procedures for the confidential, anonymous submission by Corporation employees regarding questionable accounting or auditing matters.

         21. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      Appendix B


                       INTERACTIVE SYSTEMS WORLDWIDE INC.


                             2006 STOCK OPTION PLAN

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                             2006 STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
1.   Purpose of the Plan...................................................................1
2.   Stock Subject to the Plan.............................................................1
3.   Administration of the Plan............................................................1
4.   Type of Option........................................................................2
5.   Eligibility...........................................................................3
6.   Restrictions on Options...............................................................3
7.   Option Agreement; Disqualifying Dispositions..........................................4
8.   Option Price..........................................................................4
9.   Manner of Payment; Manner of Exercise.................................................5
10.  Exercise of Options...................................................................6
11.  Term of Options; Exercisability.......................................................6
12.  Transferability.......................................................................7
13.  Recapitalization, Reorganizations and the Like........................................8
14.  No Special Employment Rights..........................................................9
15.  Withholding..........................................................................10
16.  Restrictions on Exercise of Options and Issuance of Shares...........................10
17.  Purchase for Investment; Rights of Holder on Subsequent Registration.................10
18.  Loans................................................................................11
19.  Modification of Outstanding Options..................................................11
20.  Approval of Board and Stockholders...................................................11
21.  Termination and Amendment of Plan....................................................12
22.  Duties of the Company................................................................12
23.  Limitation of Rights in the Option Shares............................................12
24.  Governing Law........................................................................12
25.  Notices..............................................................................12
26.  Headings.............................................................................13

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                             2006 STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN.

         The purpose of the Interactive Systems Worldwide Inc. 2006 Stock Option Plan (the "Plan") is to advance the interests of Interactive Systems Worldwide Inc., a Delaware corporation (the "Company"), by providing an opportunity for ownership of the stock of the Company by employees, agents and directors of, and consultants to, the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") and the Treasury regulations promulgated thereunder (the "Regulations"). Such employees, agents and directors of, and consultants to, the Company or any subsidiary are hereinafter referred to individually as an "Eligible Person" and collectively as "Eligible Persons". By providing an opportunity for such stock ownership, the Company seeks to attract and retain qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business.

2.       STOCK SUBJECT TO THE PLAN.

         (a) The total number of shares of the authorized but unissued or treasury shares of the common stock, $.001par value per share, of the Company (the "Common Stock") for which options may be granted under the Plan (the "Options") shall be 500,000, plus any shares subject to outstanding options under the Company's 1995 Stock Option Plan or 1996 Stock Option Plan on the date of stockholder approval of the Plan that later cease to be subject to such options for any reason other than such options having been exercised, subject to adjustment as provided in Section 13 hereof.

         (b) If an Option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent Option grants under the Plan.

         (c) Common Stock issuable upon exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other conditions or restrictions as shall be determined by the Board of Directors of the Company (the "Board").

         (d) The maximum number of Options that may be granted to any Eligible Person during any one-year period is 300,000.

3.       ADMINISTRATION OF THE PLAN.

         (a) The Plan shall be administered by the Board. No member of the Board shall act upon any matter affecting any Option granted or to be granted to himself or herself under the Plan; provided, however, that nothing contained herein shall be deemed to prohibit a member of the Board from acting upon any matter generally affecting the Plan or any Options granted thereunder. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board, in its sole discretion, may grant Options to purchase shares of the Common Stock only as provided in the Plan, and shares shall be issued upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to determine the Eligible Persons who shall be issued Options, the times when Options shall be granted and within which they may be exercised, the prices at which Options shall be exercised, the number of shares of Common Stock to be subject to each Option and whether an Option shall be treated as an incentive stock option or a non-qualified stock option. The Board shall also have the authority, subject to the express provisions of the Plan, to amend the Plan, to determine the terms and provisions of the respective option agreements, which may but need not be identical, to construe the respective option agreements and the Plan, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. Notwithstanding the foregoing, the maximum aggregate number of Options that may be granted to any Eligible Person during any one-year period shall not exceed 300,000. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to implement the Plan and shall be the sole and final judge of such expediency. The Board, in its discretion, may delegate its power, duties and responsibilities to a committee, consisting solely of two or more "Non-Employee Directors" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee. The existence of such a committee shall not affect the power or authority of the Board to administer the Plan. For the purposes of the Plan, the term "Non-Employee Director" shall have the meaning ascribed to it in paragraph
              (b)(3) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as such term is interpreted from time to time.

4.       TYPE OF OPTION.

         Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Code or non-qualified stock options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as non-qualified stock options automatically without further action by the Board on the date of such failure to continue to meet the requirements of Section 422 of the Code.

5.       ELIGIBILITY.

         Options designated as incentive stock options may be granted only to Eligible Persons who are officers or employees of the Company or of any subsidiary. Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as non-qualified stock options may be granted to any Eligible Person.

         The Board shall take into account such factors as it may deem relevant in determining the number of shares of Common Stock to be included in an Option to be granted to any Eligible Person.

6.       RESTRICTIONS ON OPTIONS.

         Incentive stock options (but not non-qualified stock options) granted under this Plan shall be subject to the following restrictions:

         (a) Limitation on Number of Shares. The aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified stock option pursuant to Section 422(d)(1) of the Code. In determining the fair market value under this clause (a), the provisions of Section 8 hereof shall apply. In the event that an individual is eligible to participate in any other stock option plan of the Company or any subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

         (b) Ten Percent Stockholder. If any Eligible Person to whom an incentive stock option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

              (i) The Option price per share subject to such Options shall be not less than 110% of the fair market value of the shares of Common Stock with respect to which Options are granted (determined as of the date such Option was granted). In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

              (ii) The Option by its terms shall not be exercisable after the expiration of five years from the date such Option is granted.

7.       OPTION AGREEMENT; DISQUALIFYING DISPOSITIONS.

         (a) Each Option shall be evidenced by an option agreement, in a form approved from time to time by the Board (the "Agreement"), duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board; provided that Options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No Option shall be granted within the meaning of the Plan and no purported grant of any Option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee.

         (b) If an optionee makes a "disposition" (within the meaning of Section 424(c) of the Code) of shares of Common Stock issued upon exercise of an incentive stock option within two years from the date of grant or within one year from the date the shares of Common Stock are transferred to the optionee, the optionee shall, within ten days of disposition, notify the Company and deliver to it any withholding and employment taxes due. However, if the optionee is a person subject to Section 16(b) of the Exchange Act, delivery of any withholding and employment taxes due may be deferred until ten days after the date any income on the disposition is recognized under Section 83 of the Code. The Company may cause a legend to be affixed to certificates representing shares of Common Stock issued upon exercise of incentive stock options to ensure that the Company receives notice of disqualifying dispositions.

8.       OPTION PRICE.

         (a) The Option price or prices of shares of the Common Stock for Options designated as non-qualified stock options shall be as determined by the Board.

         (b) Subject to the conditions set forth in Section 6(b) hereof, the Option price or prices of shares of the Company's Common Stock designated as incentive stock options shall be at least the fair market value of such Common Stock on the date the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

         (c) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if there are no such sales on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or, if there are no such prices on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and "Ask" prices, if any, as reported in the National Association of Securities Dealers National Daily Quotation Service for the date of the grant of the Option, or, if there are no such prices on such date, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board in accordance with Section 422 of the Code.

9.       MANNER OF PAYMENT; MANNER OF EXERCISE.

         (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a fair market value (at the date of exercise) equal in amount to the exercise price of the Options being exercised, or
              (iii) any combination of (i) and (ii). The fair market value of any shares of Common Stock which may be delivered upon exercise of an Option shall be determined by the Board in accordance with
              Section 8 hereof.

         (b) To the extent that an Option is exercisable, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in Section 9(a) hereof. No exercise of an Option may be made for fewer than 100 full shares of Common Stock unless such exercise is made for the entire amount of shares remaining to be purchased pursuant to such Option. Upon such exercise, delivery of a certificate for paid-up, non-assessable shares shall be made by the Company to the person or persons exercising the Option within 20 business days after receipt of such notice by the Company.

10.      EXERCISE OF OPTIONS.

         Each Option granted under the Plan shall, subject to Sections 11(b), 13 and 16 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that except as otherwise provided pursuant to the provisions of Section 6(b) hereof, no Option granted under the Plan shall have a term in excess of ten years from the date of grant.

11.      TERM OF OPTIONS; EXERCISABILITY.

         (a)  Term.

              (i) Each Option shall expire on a date determined by the Board which is not more than ten years from the date of the granting thereof, except (a) as otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) for earlier termination as herein provided.

              (ii) Except as otherwise provided in this Section 11, an Option granted to any optionee who ceases to be an Eligible Person for any reason shall terminate on the earlier of (i) three
                     (3) months after the date such optionee ceased to be an Eligible Person, or (ii) the date on which the Option expires by its terms.

              (iii) If an optionee ceases to be an Eligible Person because the Company has terminated his or her status with the Company for cause (as such term is defined in any employment or similar agreement between such optionee and the Company or, if there is no such agreement, or such agreement does not contain provisions relating to termination or removal for cause, as such term is defined by the law of the State of New York), such Option will, to the extent not terminated, be deemed to have terminated on the date immediately preceding the date the optionee ceased to be an Eligible Person.

              (iv) If an optionee ceases to be an Eligible Person because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of (i) one year after the date such optionee ceased to be an Eligible Person, or (ii) the date on which the Option expires by its terms.

              (v) In the event of the death of any optionee, such Option shall terminate on the earlier of (i) one year after the date of death, or (ii) the date on which the Option expires by its terms.

(b)      Exercisability.

              (i) Except as otherwise provided in this Section 11(b), an Option granted to an optionee who thereafter ceases to be an Eligible Person shall be exercisable only to the extent that the right to purchase shares under such Option is exercisable on the date such optionee ceased to be an Eligible Person.

              (ii) An Option granted to an optionee who ceases to be an Eligible Person because he or she has become disabled (as such term is defined in any employment or similar agreement between such optionee and the Company or, if there is no such agreement, or such agreement does not contain provisions relating to termination or removal for disability, as determined by the Board) shall be immediately exercisable as to the full number of shares covered by such Option, whether or not under the provisions of the Plan or Agreement such Option was otherwise exercisable as of the date of disability.

              (iii) In the event of the death of an optionee, the Option granted to such optionee may be exercised as to the full number of shares covered by such Option, whether or not under the provisions of the Plan or Agreement the optionee was otherwise exercisable at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee.

              (iv) In addition to the acceleration of the exercisability of Options pursuant to this Section 11(b) and Section 13(b)(ii) hereof, the Board shall have the right, in the exercise of its discretion and for any reason, and with the consent of the optionee, to accelerate the date on which Options shall be exercisable.

12.      TRANSFERABILITY.

         The right of any optionee to exercise any Option granted to him or her shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such Option shall be exercisable during the lifetime of such optionee only by him or her. Any Option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the Option is granted, or upon any attempted assignment or transfer, except as herein provided, including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon such Option. The Board shall have discretion to grant any Option that is not designated as an incentive stock option, free of any or all of the restrictions described in this Section.

13.      RECAPITALIZATION, REORGANIZATIONS AND THE LIKE.

         (a) In the event that after the Board's adoption of the Plan the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any reorganization, recapitalization, reclassification, stock split, combination of shares, or dividends payable in capital stock, appropriate and equitable adjustment shall be made by the Board, in its sole discretion, in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, and the maximum number of options that may be granted to any optionee. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share.

         (b) (i) In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (I) merger or consolidation pursuant to which the Company's stockholders shall receive cash or securities of another corporation and less than 50% of the outstanding capital stock of the surviving corporation pursuant to such merger or consolidation shall be owned by the stockholders of the Company, (II) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or
              (III) Change in Control of the Company, the Company shall, or shall cause such surviving corporation or the purchaser(s) of the Company's assets to, deliver to the optionee the same kind of consideration that is delivered to the stockholders of the Company as a result of such merger, consolidation, sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or marketable securities, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such merger, consolidation, sale, conveyance or Change in Control, less the Option price therefor or, in lieu thereof, the Board shall give the optionee at least twenty days prior written notice of any such transaction in order to enable the optionee to exercise the exercisable portion, if any, of the Option. Upon receipt of such consideration or effective on the date specified in such notice, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the optionee would have received if the Option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

              (ii) The Board shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Agreement upon such merger, consolidation, sale, conveyance or Change in Control.

         (c) A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time Beneficially Owned (as defined in Rule 13d-3 under the Exchange
              Act) less than 40% of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates Beneficially Own 50% or more of the Common Stock outstanding.

         (d) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan. In the event of such issuance or assumption, the provisions of Section 13(b) hereof shall not be applicable.

14.      NO SPECIAL EMPLOYMENT RIGHTS.

         Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option holder from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment for purposes of any Option shall be determined by the Board at the time of such occurrence.

15.      WITHHOLDING.

         The Company's obligation to deliver shares upon the exercise of any Option granted under the Plan shall be subject to the Option holder's satisfaction of any applicable federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements.

16.      RESTRICTIONS ON EXERCISE OF OPTIONS AND ISSUANCE OF SHARES.

         (a) Notwithstanding the provisions of Sections 9 and 11 hereof, an Option cannot be exercised, and the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares, until one of the following conditions shall be satisfied:

              (i) The shares with respect to which such Option has been exercised are at the time of the issuance of such shares effectively registered or qualified under applicable federal and state securities acts now in force or as hereafter amended; or

              (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that the issuance of such shares is exempt from registration and qualification under applicable federal and state securities acts now in force or as hereafter amended.

         (b) The Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issuance of shares in respect of which any Option may be exercised or to cause the issuance of such shares to be exempt from registration and qualification under applicable federal and state securities acts now in force or as hereinafter amended, except as otherwise agreed to by the Company in writing in its sole discretion.

17.      PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION.

         Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act of 1933, as amended (the "1933 Act"), as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

         In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus, offering circular or any other document that is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

18.      LOANS.

         At the discretion of the Board, the Company may loan to the optionee, or pay to the optionee as a bonus, some or all of the purchase price of the shares acquired upon exercise of an Option, the terms of such loans or bonus to be at the discretion of the Board.

19.      MODIFICATION OF OUTSTANDING OPTIONS.

         Subject to any applicable limitations contained herein, the Board may authorize the amendment of any outstanding Option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan. Without limiting the foregoing, the Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding Options under the Plan and to grant in substitution therefor new Options under the Plan covering the same or different numbers of Shares and having, at the discretion of the Board and subject to Sections 6 and 8 hereof, an exercise price, in the case of Options designated as non-qualified stock options, as shall be determined by the Board and, in the case of Options designated as incentive stock options, of not less than one hundred percent (100%) of the fair market value of the Common Stock on the new grant date.

20.      APPROVAL OF BOARD AND STOCKHOLDERS.

         The Plan shall become effective upon adoption by the Board and the stockholders of the Company; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company within 12 months after the date of adoption of the Plan by the Board. If the stockholders of the Company fail to approve the Plan within 12 months after the date of adoption of the Plan by the Board, the Plan and all stock options granted thereunder shall be and become null and void and of no further force or effect.

21.      TERMINATION AND AMENDMENT OF PLAN.

         Unless sooner terminated as herein provided, the Plan shall terminate ten years from the earlier of (x) the date on which the Plan was duly adopted by the Board, and (y) the date on which the Plan was duly approved by the stockholders of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, (i) the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20 hereof, increase the maximum number of shares for which Options may be granted or change the designation of the class of persons eligible to receive Options under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act (if any), applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an Option theretofore granted to him or her.

22.      DUTIES OF THE COMPANY.

         The Company shall at all times keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

23.      LIMITATION OF RIGHTS IN THE OPTION SHARES.

         An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options until (x) the Option shall have been exercised with respect thereto (including payment to the Company of the exercise price) and (y) the earlier to occur of (i) the delivery by the Company to the optionee of a certificate therefor, or (ii) the date on which the Company is required to deliver a certificate pursuant to Section 9(b) hereof.

24.      GOVERNING LAW.

         The Plan and all Options shall be governed by and construed under the laws of the State of New York, without giving effect to principles of conflicts of law.

25.      NOTICES.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.

26.      HEADINGS.

         The headings contained in this Plan are for convenience of reference only and in no way define, limit or describe the scope or intent of the Plan or in any way affect this Agreement.

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                    2 ANDREWS DRIVE, WEST PATERSON, NJ 07424

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - MARCH 30, 2006

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints BARRY MINDES and BERNARD ALBANESE, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock, $.001 par value, of INTERACTIVE SYSTEMS WORLDWIDE INC. held of record by the undersigned on February 1, 2006, at the Annual Meeting of Stockholders of INTERACTIVE SYSTEMS WORLDWIDE INC., on March 30, 2006 at 10:00 a.m., local time, or at any adjournments thereof.

(1)  Election of Directors

|_|  FOR all nominees listed below (except as    |_| WITHHOLD AUTHORITY to vote
     indicated otherwise below)                      for all nominees listed
                                                     below

INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominee's name in the space below.

NOMINEES:    Bernard Albanese, Bruce Feldman, Fredric Kupersmith, Barry Mindes
             and Harold Rapaport

WITHHOLD AUTHORITY FOR THE FOLLOWING NOMINEES:

(2)   To approve the possible issuance of shares      FOR   AGAINST   ABSTAIN
      of Company's Common Stock in connection         |_|     |_|       |_|
      with the Company's private placement on
      August 3, 2005 to certain institutional
      investors of shares of Series C Convertible
      Preferred Stock and Common Stock Purchase
      Warrants in an amount equal to more than 20% of the Company's total shares outstanding immediately prior to the private placement.

(3)   To approve the Company's 2006 Stock Option      FOR   AGAINST   ABSTAIN
      Plan.                                           |_|     |_|       |_|

(4)   To ratify the selection of Eisner LLP as        FOR   AGAINST   ABSTAIN
      the Company's independent registered public     |_|     |_|       |_|
      accounting firm for the fiscal year ending
      September 30, 2006.

(5)   In their discretion, the Proxies are            FOR   AGAINST   ABSTAIN
      authorized to vote upon such other business     |_|     |_|       |_|
      as may properly come before the meeting or any adjournments thereof.

                              (To be signed below)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a proxy is given by a corporation, please give your full corporation name and have the proxy signed by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                   Date:                                , 2006
                                        --------------------------------

                                   Stockholder:
                                               -------------------------------

                                   -------------------------------------------
                                   Signature

                                   -------------------------------------------
                                   Signature if held jointly

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                    2 ANDREWS DRIVE, WEST PATERSON, NJ 07424

          PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - MARCH 30, 2006


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints BARRY MINDES and BERNARD ALBANESE, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Series A Preferred Stock, $.001 par value, of INTERACTIVE SYSTEMS WORLDWIDE INC. held of record by the undersigned on February 1, 2006, at the Annual Meeting of Stockholders of INTERACTIVE SYSTEMS WORLDWIDE INC., on March 30, 2006 at 10:00 a.m., local time, or at any adjournments thereof.

(1)  Election of Directors

|_|  FOR all nominees listed below (except as    |_| WITHHOLD AUTHORITY to vote
     indicated otherwise below)                      for all nominees listed
                                                     below

INSTRUCTION: To withhold authority to vote for an individual nominee, write such nominee's name in the space below.

NOMINEES:    Bernard Albanese, Bruce Feldman, Fredric Kupersmith, Barry Mindes
             and Harold Rapaport

WITHHOLD AUTHORITY FOR THE FOLLOWING NOMINEES:

(2)   To approve the possible issuance of shares      FOR   AGAINST   ABSTAIN
      of Company's Common Stock in connection         |_|     |_|       |_|
      with the Company's private placement on
      August 3, 2005 to certain institutional
      investors of shares of Series C Convertible
      Preferred Stock, and Common Stock Purchase
      Warrants in an amount equal to more than 20% of the Company's total shares outstanding immediately prior to the private placement.

(3)   To approve the Company's 2006 Stock Option      FOR   AGAINST   ABSTAIN
      Plan.                                           |_|     |_|       |_|

(4)   To ratify the selection of Eisner LLP as        FOR   AGAINST   ABSTAIN
      the Company's independent registered public     |_|     |_|       |_|
      accounting firm for the fiscal year ending
      September 30, 2006.

(5)   In their discretion, the Proxies are            FOR   AGAINST   ABSTAIN
      authorized to vote upon such other business     |_|     |_|       |_|
      as may properly come before the meeting or any adjournments thereof.

                              (To be signed below)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN ABOVE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a proxy is given by a corporation, please give your full corporation name and have the proxy signed by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


                                   Date:                                  , 2006
                                        ----------------------------------

                                   Stockholder:
                                               ---------------------------------

                                   -------------------------------------------
                                   Signature

                                   -------------------------------------------
                                   Signature if held jointly